EXHIBIT 99



                                       -4-

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                              EMPLOYMENT AGREEMENT

                  This Agreement is entered into as of February 19, 1997, between CELLULAR TECHNICAL SERVICES COMPANY, INC., a Delaware corporation (the "Company"), and

WILLIAM C. ZOLLNER (the "Executive"). In consideration of the mutual promises, covenants and obligations contained herein, the parties agree as follows:

                  I.  Employment and Term.  Company hereby employs  Executive as
                      -------------------
the President and Chief Operating Officer of Company on the terms and conditions set forth in this Agreement, and Executive hereby accepts and agrees to such employment with Company, for an original term beginning on the date of this Agreement and ending on the second (2nd) anniversary of this Agreement, subject to continuation set forth below. The Chief Executive Officer of Company and Executive shall meet and discuss in good faith the terms of a new or extended contract of Executive's employment with Company at least three (3) months prior to the end of the original term and each extended term thereafter. Unless otherwise extended, replaced, or terminated as set forth herein, this Agreement shall, after the original term, continue thereafter on a month-to-month basis terminable by either party upon written notice of termination to the other party in accordance with Subsection 9.1, below, at least thirty (30) days before the termination date.

                  II.  Duties.  Executive  is  employed to perform the duties of
                       ------
President and Chief Operating Officer of Company and shall have such authority and perform such duties consistent with such position as may be assigned to Executive by the Chief Executive Officer and/or the Board of Directors of Company from time to time. Executive shall perform such duties faithfully, diligently, to the best of Executive's ability, and in a manner consistent with the best interests of Company. Executive shall devote Executive's full time, skills, and efforts to the performance of such duties and to the furtherance of the best interests of Company. All of the foregoing duties and responsibilities will be subject to the terms of this Agreement, the supervision of the Chief Executive Officer and the Board of Directors of Company, and the then-current plans, practices, policies, and procedures established by Company and generally applicable to comparable executives of Company.

                  III.  Compensation,  Benefits,   Vacation,  and  Expenses.  In
                       ----------------------------------------------------
consideration for Executive's services under this Agreement, Executive shall receive the following compensation and benefits during the term of this
Agreement:

                           A.  Base   Salary.   Executive   shall   receive  an
                               -------------
annualized base salary of $162,000.00, which shall be paid in accordance with Company's usual payroll policies for comparable executives of Company. Company shall consider increases to such base salary at least annually. Such base salary shall not be subject to reduction except for Cause (as defined in Section 6, below). Any change in such base salary: (i) shall not serve to cancel this Agreement or otherwise limit or reduce any other right or obligation to Executive under this Agreement; and (ii) shall merely serve to amend this Subsection with respect to such change in base salary, and all of the other terms of this Agreement shall continue in full force and effect.

                           B.  Incentive  Compensation  and  Bonuses.  Executive
                               -------------------------------------
shall receive annual incentive compensation and bonuses in accordance with the terms of the Executive Incentive Compensation Plan attached hereto as Exhibit A, subject to Company's then-current plans, practices, policies, and procedures with respect to incentive compensation established by the Board of Directors of Company (or a committee thereof) and generally applicable to comparable executives of Company.

                          C. Stock  Options.  Company  will  grant to  Executive
                             --------------
options to purchase shares of voting common stock of Company pursuant to the terms of that certain Stock Option Contract dated as of February 19, 1997 between Executive and Company attached hereto as Exhibit B. Such options shall be in such amounts, exercisable at such per-share exercise price, and vested under such vesting schedule as set forth in such Stock Option Contract. Such Stock Option Contract shall be subject to all of the terms and conditions of Company's 1996 Stock Option Plan.

                          D. Benefits. Executive and Executive's family shall be
                             --------
entitled to participate in and shall receive all benefits under all welfare benefit plans, practices, policies, and programs generally provided by Company (including without limitation all health, medical, dental, prescription, disability, salary continuance, life insurance, 401(k) retirement savings, and other benefit plans and programs) to comparable executives of Company.

                          E. Annual  Vacation.  Executive shall be entitled to a
                             ----------------
minimum of three (3) weeks paid annual vacation, which shall be in addition to Company holidays and sick leave. Such vacation may be scheduled in Executive's reasonable discretion, subject to reasonable oversight by the President, Chief Executive Officer, and/or the Board of Directors of Company. Annual vacation increases, accruals, and the like will be provided pursuant to the vacation and leave policies, practices, and procedures established by Company and generally applicable to comparable executives of Company.

                          F.   Expenses.   Executive   shall  be   entitled   to
                               --------
reimbursement for reasonable business expenses incurred by Executive for the benefit of Company. Executive shall present from time to time itemized accounts or receipts for such expenses in accordance with the plans, practices, policies, and procedures established by Company and generally applicable to comparable executives of Company.

                          G. Relocation Expenses. In consideration for Executive
                             -------------------
relocating to Seattle, Washington, Company agrees to reimburse Executive for up to $65,000.00 of Executive's expenses (inclusive of all associated tax reimbursements) relating to such relocation, which reimbursement shall be paid in one lump sum upon submission of appropriate documentation for same.

                  IV. Proprietary  Rights. Upon the execution of this Agreement,
                      -------------------
Executive and Company shall enter into that certain Agreement Regarding Confidential Information and Property Rights attached hereto as Exhibit C, and Executive shall fully comply with the provisions of such agreement.

                  V. Restrictive Covenants.
                     ---------------------

                          A.  Nonsolicitation.  During  the term of  Executive's
                              ---------------
employment with Company and for a period of twelve (12) months after the termination thereof, however caused, Executive shall not directly or indirectly do any of the following without Company's prior written approval: (i) communicate with or solicit any person or entity which was a customer of Company or which Company was actively soliciting to be a customer during the twelve (12) month period preceding termination of Executive's employment with Company (each being a "Customer") for the purpose of marketing services or products in competition with any services or products of Company, whether or not communication is initiated by the Customer, Executive, or any other party; (ii) in any manner interfere with Company's business relationship with any Customer or potential customer or otherwise urge any Customer or potential customer to discontinue business or not to do business with Company; or (iii) hire, offer to hire, solicit, or endeavor to entice away any employee, agent, or consultant of Company or

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any of its  affiliates,  or otherwise urge any such person to discontinue his or her relationship with Company, whether or not communication is initiated by such person, Executive, or any other party.

                          B.  Noncompetition.  During  the  term of  Executive's
                              --------------
employment with Company and for a period of twelve (12) months after the termination thereof, however caused (except by Executive with Good Reason or by either party following a Change of Control, in which case the terms of this Subsection shall not apply), Executive shall not directly or indirectly do any of the following without Company's prior written approval: (i) engage as owner, employee, consultant, or otherwise, within the United States, in any facet of the business activities of Company or any of its affiliates, except as required in the ordinary course of Executive's employment with Company, or (ii) otherwise compete, within the United States, with the business activities of Company or any of its affiliates; provided, that Executive shall have the right to make passive investments in any entity so long as Executive does not participate in the business of such entity in violation of this Subsection.

                          C.  Nondisparagement.  During the term of  Executive's
                              ----------------
employment with Company and for a period of twelve (12) months after the termination thereof, however caused, Executive shall not make any disparaging remarks about Company or its products or services to any person or entity, provided that the terms of this Subsection will not limit Executive's right to give truthful testimony in the event that Executive is required to testify pursuant to a court order or applicable law.

                          D.  Injunctive  Relief.  Executive  agrees  that if he
                              ------------------
violates the provisions of this Section 5 or otherwise threatens to do so, Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall be entitled to obtain an injunction issued (without the necessity of a bond) by any court of competent jurisdiction restricting Executive from committing or continuing any such violation.

                  VI.  Termination of Employment.
                       -------------------------

                          A.  Definitions.  For purposes of this Agreement,  the
                              -----------
following terms shall have the following definitions:

                              1.  "Cause"  shall  mean and be deemed to exist if
any of the following events occur: (i) a material breach by Executive of Executive's obligations under this Agreement (other than as a result of incapacity due to Disability or death) caused either by Executive's willful misconduct committed in bad faith without reasonable belief that the conduct causing such breach is in the best interests of Company, or by Executive's gross negligence; (ii) actual fraud or embezzlement on the part of Executive; or (iii) the conviction of Executive of, or a plea of guilty or no contest by Executive to, a felony involving moral turpitude.

                              2.  "Disability"  shall mean the definition of the
term "Disability" in Company's disability benefit plan covering executives of Company as in effect from time to time, or, if no such disability benefit plan exists, then such term shall mean the inability, by reason of any medically-determined physical or mental impairment, of Executive to satisfactorily perform Executive's duties hereunder for a period of more than ninety (90) consecutive days or an aggregate of more than ninety (90) days in any rolling twelve-month period.

                              3. "Good Reason" shall mean and be deemed to exist
if any of the following events occur without the written approval of Executive (and regardless of whether the event occurs before or after a Change of Control of Company): (i) Company reduces, in any material respect, Executive's position, title, responsibilities, or then-current base salary contemplated by this Agreement without Cause or assigns Executive duties which are inconsistent, in any material respect, with such position, title, or

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responsibilities without Cause; (ii) Company fails to pay any amount when due to
Executive hereunder or materially breaches any other obligation hereunder which is not remedied within thirty (30) days after receipt of written notice from Executive specifying such breach; or (iii) any failure by Company or any of its successors or assigns to comply with and satisfy their respective obligations under Subsection 9.2, below.

                              4. Change of Control"  shall mean and be deemed to
exist if any of the following events occur:

i) the occurrence of a change of "control" of Company (as such quoted term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended from time to time (the "Act")) or any change in the "ownership or effective control" or in the "ownership of a substantial portion of the assets" of Company (as such quoted phrases are used in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended from time to time (the "Code")); or

ii) any "person" (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company, becomes the "beneficial owner" (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 25% or more of either: (A) Company's then-outstanding shares of voting common stock ("Outstanding Company Common Stock"), or (B) the combined voting power of the then-outstanding voting securities of Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities"); or

iii) the following persons (collectively, the "Incumbent Board") cease for any reason to constitute a majority of the Board of Directors of Company: (A) individuals who, as of the date hereof, constitute the Board of Directors, and
(B) individuals who become members of the Board of Directors after the date hereof whose election, or nomination for election by Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Board of Directors, but excluding, for this purpose, any director designated by a person who has entered into an agreement with Company to effect a transaction described in this definition of Change of Control or whose initial election or appointment to the Board of Directors occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the directors then comprising the incumbent Board of Directors; or

iv) the approval by Company's shareholders of any merger, consolidation, or other business combination involving Company, other than a merger, consolidation, or other business combination with respect to which, immediately following such business combination: (A) all or substantially all of the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities outstanding immediately prior thereto, are the beneficial owners of at least 60% of, respectively, the shares of voting common stock of the surviving entity, and the combined voting power of the voting securities of the surviving entity entitled to vote generally in the election of directors, outstanding immediately after such business combination in substantially the same proportion as their ownership in the Company immediately prior to such business combination, (B) no "person" (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company or the surviving entity, is the "beneficial owner" (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 25% or more of either the then-outstanding shares of voting common stock of the surviving entity or the combined voting power of the then-outstanding voting securities of the surviving entity entitled to vote generally in the election of

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directors,  and (C) at least a majority of the members of the board of directors of the surviving entity were members of the Incumbent Board at the time of the execution of the initial agreement providing for such business combination; or

v) the approval by Company's shareholders of any sale, exchange, or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of Company, other than to a corporation with respect to which, immediately following such disposition: (A) all or substantially all of the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities outstanding immediately prior thereto, are the beneficial owners of at least 60% of, respectively, the shares of voting common stock of such corporation, and the combined voting power of the voting securities of such corporation entitled to vote generally in the election of directors, outstanding immediately after such disposition in substantially the same proportion as their ownership in the Company immediately prior to such disposition, (B) no "person" (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company or such corporation, is the "beneficial owner" (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 25% or more of either the then-outstanding shares of voting common stock of such corporation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such disposition; or

vi) the approval by the shareholders of Company of any plan or proposal for liquidation or dissolution of Company.

Notwithstanding anything to the contrary, if a Change of Control occurs and if this Agreement or Executive's employment with Company is terminated prior to the date on which the Change of Control occurs, then a "Change of Control" shall be deemed to have occurred on the date immediately prior to the date of such termination, so long as Executive can reasonably demonstrate that such termination: (A) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control, or (B) otherwise arose in connection with or anticipation of the Change of Control.

                          A. Termination  Upon Death of Executive.  In the event
                             ------------------------------------
of the death of Executive during the term of this Agreement, Executive's employment shall automatically terminate without further obligation to Executive's estate under this Agreement, except that Executive's estate shall be entitled to receive all monies and other rights to which Executive otherwise would have been entitled hereunder through the end of the calendar month after the month in which death occurred, plus all accrued and unpaid monies owing through such date under this Agreement, all of which shall be paid to Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days after the month in which death occurred.

                          B.  Termination  Upon  Disability  of  Executive.   If
                              --------------------------------------------
Company determines in good faith that the Disability of Executive has occurred during the term of this Agreement, Company may provide to Executive written notice in accordance with Subsection 9.1, below, of its intention to terminate Executive's employment. In such event, Executive's employment with Company shall terminate effective at the end of six (6) months after Executive's receipt of such notice, provided that within the six (6) month period after such receipt the Executive shall not have returned to full-time performance of Executive's duties hereunder. Until the termination of employment at the expiration of the six (6) month period, Executive shall receive Executive's regular compensation and benefits as specified in Section 3, above. If Executive's employment is so terminated,

Company shall have no further obligation to Executive under this Agreement, except that Executive shall be entitled to receive upon the effective date of such termination all such monies and rights to which Executive is entitled hereunder through the effective date of such termination, plus all accrued and unpaid monies owing hereunder through such date, all of which shall be paid to Executive in cash within thirty (30) days after such date.

                          C.  Termination For Cause,  Etc. Company may terminate
                              ---------------------------
Executive's employment with Company for Cause by providing Executive with prior written notice of termination in accordance with Subsection 9.1, below. If Company terminates Executive's employment for Cause in accordance with this Subsection or terminates Executive's employment in the manner specified in
Section 1, above, or if Executive terminates Executive's employment other than as provided under Subsection 6.5, below, Company shall have no further obligation to Executive under this Agreement, except that Executive shall be entitled to receive upon the effective date of such termination only such monies and rights to which Executive is entitled hereunder through the effective date of such termination, plus all accrued and unpaid monies owing hereunder through such date, all of which shall be paid to Executive in cash within thirty (30) days after such date.

                          D.  Termination  For Good Reason,  Etc.  Executive may
                              ----------------------------------
terminate Executive's employment with Company for Good Reason by providing Company with prior written notice of termination in accordance with Subsection 9.1, below. If during the term of this Agreement (and regardless of whether before or after a Change of Control of Company): (i) Executive terminates this Agreement or Executive's employment with Company for Good Reason, or (ii) Company terminates this Agreement or Executive's employment with Company in any manner other than as expressly permitted under Subsections 1, 6.2, 6.3, or 6.4, above, then: (A) Company shall make a lump sum payment equal to one (1) times the highest annual compensation (as reportable on Executive's IRS W-2 form) received by Executive from Company during any of the most recent two (2) years ending on or prior to the date on which the termination occurs; (B) all stock options granted to Executive shall become fully vested and immediately exercisable at Executive's election, regardless of whether Executive exercises any other rights afforded Executive under this Agreement; (C) all welfare benefit plans, practices, policies, and programs applicable to Executive hereunder and in existence during the ninety (90) day period prior to the effective date of termination, or if more favorable to Executive those in effect generally at any time thereafter with respect to other comparable executives of Company, shall continue as to Executive for an additional one (1) year after the effective date of termination, provided, however, that if Executive becomes reemployed with another employer and is eligible to receive medical and other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall not apply to the extent duplicative to those provided under such other plan during such applicable period of eligibility; and (D) Executive shall be entitled to receive upon the effective date of such termination all such monies and rights to which Executive is entitled hereunder through the effective date of such termination, plus all accrued and unpaid monies owing hereunder through such date. The payments described in clauses (A) and (D) above shall be paid to Executive in cash within sixty (60) days after the effective date of termination.

                          E. Effect of Termination. Upon the termination of this
                             ---------------------
Agreement or Executive's employment with Company, all obligations of the parties hereunder shall cease, except the terms of Sections 4 through 9 hereof shall survive such termination for any reason.

                  VII. Change of Control.
                       -----------------

                          A.  Acceleration  of  Vesting  of  Options.  Upon  the
                              --------------------------------------
occurrence of a Change of Control of Company during the term of this Agreement, all stock options granted to Executive shall become fully vested and immediately exercisable at Executive's election, regardless of whether Executive exercises any other rights afforded Executive under this Agreement.

                          B. Compensation  Reduction.  Notwithstanding any other
                             -----------------------
provision of this Agreement to the contrary, if any payments or benefits made by Company to Executive hereunder or otherwise would be subject to the excise tax or taxes imposed by Section 4999 of the Code (collectively, the "Affected Amount"), such Affected Amount shall be reduced so that Executive shall be entitled to receive an Affected Amount with a "present value" (as determined for purposes of Section 280G of the Code) of not more in the aggregate than 2.99 times the Executive's applicable "base amount" under Section 280G of the Code (collectively, the "Limited Amount"); provided, however, that if the entire Affected Amount, when reduced by such excise tax or taxes, is greater than the Limited Amount, then no reduction shall be made under this Subsection. Unless the parties otherwise agree to in writing, any reduction under this Subsection shall be conclusively determined by the independent certified public accounting firm regularly employed by Company during the ninety (90) day period prior to the effective date of the event triggering the payment of the Affected Amount to Executive, and the determination of such independent certified public accounting firm shall be final and binding on all parties.

                 VII. Indemnification. Company shall indemnify and hold harmless
                      ---------------
Executive and Executive's family, heirs, estate, and legal representatives from and against any and all claims, damages, losses, liabilities, and expenses (including without limitation all reasonable attorneys' fees) arising out of or in connection with Executive's performance of Executive's duties and responsibilities hereunder in Executive's capacity as an officer or employee of Company or any of its affiliates to the maximum extent permitted by law. Executive shall notify Company of any indemnifiable claim coming to Executive's attention which may result in any indemnification obligation on Company's part hereunder. Company shall have the right to conduct the defense against any such claim brought by a third party with counsel of its selection. The obligations of Company under this Section shall continue following the termination of this Agreement and/or the termination of Executive's employment with Company. After a Change of Control of Company, Company shall pay promptly as incurred all reasonable attorneys' fees and related expenses which Executive may incur as a result of any dispute or contest (regardless of the outcome thereof) by Company, Executive, or others with respect to the validity or enforceability of, or the rights and/or obligations under, any provision of this Agreement.

                  IX. Miscellaneous.
                      -------------

                          A. Notices.
                             -------

                              1. All notices  hereunder by either party shall be
given by personal delivery, by sending such notice by U.S. certified mail, postage prepaid, or by a reputable courier service, fees prepaid, to the other party at its address set forth on the signature page below. Any notice given in accordance with this Subsection shall be effective as of the date of receipt or attempted delivery (if receipt is refused), as the case may be. Each party may change its address for notice purposes upon written notification thereof to the other party in accordance with this Subsection.

                              2.  All  notices  of   termination   described  in
Sections 1, 6.3, 6.4, and 6.5 shall be provided in writing in accordance with Subsection 9.1.1 and shall: (i) indicate the specific termination provision in this Agreement relied upon; (ii) to the extend applicable, provide in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated; and (iii) indicate the applicable effective date of termination. The failure by either party to set forth in the notice of termination any fact or circumstance which contributes to a showing of justification for termination shall not waive any right of such party hereunder or preclude such party from subsequently asserting such fact or circumstance in enforcing such party's rights hereunder.

                          B.  Assignment;  Binding  Effect.  This  Agreement  is
                              ----------------------------
personal to Executive and, therefore neither this Agreement nor any of Executive's rights, powers, duties or obligations hereunder may be assigned by Executive without Company's prior written approval. This Agreement shall be binding upon and inure to the benefit of Executive and Executive's heirs, estate, and legal representatives, and shall be binding upon and inure to the benefit of Company and its successors and assigns. Company shall require its successors and assigns to expressly assume and agree to perform under this Agreement in the same manner and to the same extent that Company would be required to perform if no such succession or assignment had take place, and Company's successors and assigns shall so expressly assume and agree to perform under this Agreement. For purposes of this Agreement, successors and assigns of Company shall include without limitation all persons acquiring, directly or indirectly, any voting securities or assets of Company which results in a Change of Control of Company, whether by merger, consolidation, stock or asset purchase, or otherwise, and such successors and assigns shall thereafter be deemed "Company" for the purposes hereof.

                          C.  Taxes.  Company  may  withhold  from  any  amounts
                              -----
payable under this Agreement such federal, state, or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                          D.  Headings.  The  headings  in  this  Agreement  are
                              --------
included for the convenience of reference and will be given no effect in the construction of this Agreement.

                          E. Severability. The invalidity or unenforceability of
                             ------------
any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that any provision of this Agreement is deemed invalid or unenforceable by any court of competent jurisdiction, such provision shall be deemed to be modified to the extent necessary for the provision to be legally enforceable to the fullest extent permitted by applicable law. Any court of competent jurisdiction may enforce or modify any provision of this Agreement in order that the provision will be enforced by the court to the fullest extent permitted by applicable law.

                          F. Waiver.  Any waivers  hereunder must be in writing.
                             ------
No consent or waiver, express or implied, by any party to or of any breach or default by the other in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder.

                          G. Governing  Law. This Agreement and the  obligations
                             --------------
of the parties hereunder shall be interpreted, construed, and enforced in accordance with the laws of the state of Washington applicable to contracts made and to be performed in the state of Washington, without regard to conflict of laws principles.

                          H.  Entire  Agreement;  Amendments;   Conflicts.  This
                              -------------------------------------------
Agreement and the attached Exhibits (which are incorporated herein by this reference): (i) contain the entire agreement and understanding between the parties with respect to the subject matter hereof; and (ii) supersede all prior agreements, negotiations, representations, and proposals, written and oral, relating to the subject matter hereof. This Agreement may be modified, supplemented, and/or amended only by a writing signed by both Executive and an authorized representative of Company. In the event of any conflict between this Agreement and any other agreement between Executive and Company, the terms of this Agreement shall control.

                  EXECUTED as of the date set forth above.


EXECUTIVE:                             COMPANY:
---------                              --------
                                       CELLULAR TECHNICAL SERVICES COMPANY, INC.
                                       By_______________________________________
________________________________       _________________________________________
Signature                              Print Name
WILLIAM C. ZOLLNER
________________________________       _________________________________________
Print Name                             Title
Executive's Address for Notices:       Company's Address for Notices:
-------------------------------        -----------------------------
________________________________       2401 Fourth Avenue, Suite 808
________________________________       Seattle, Washington  98121
________________________________       Attention: Legal Department


Attachments:
-----------

Exhibit A - Executive Incentive Compensation Plan
Exhibit B - Stock Option Contract
Exhibit C - Agreement Regarding Confidential Information and Property Rights

                                    EXHIBIT A

                      EXECUTIVE INCENTIVE COMPENSATION PLAN


     This Exhibit pertains to and is made a part of that certain letter of Employment Agreement ("Employment Agreement") dated as of February 19, 1997, between CELLULAR TECHNICAL SERVICES COMPANY, INC. (the "Company") and WILLIAM C. ZOLLNER (the "Executive").

               1.   Bonus Criteria.
                    ---------------

                    1.1 For Fiscal Year 1997.  For  Company's  fiscal year ended
                        --------------------
December 31, 1997, Executive will be entitled to an incentive bonus if Company equals or exceeds year-end earnings per share of $0.5625, as follows:

                        (i) if Company equals or achieves year-end earnings per share between $0.5625 and $0.75, Executive will be entitled to an incentive bonus equal to $70,000.00, plus $3,684.21 for each $0.01 that Company exceeds year-end earnings per share of $0.5625, up to a maximum of $140,000.00 for achieving year-end earnings of $0.75 per share; plus

                        (ii) if Company exceeds year-end earnings per share of $0.75, Executive will be entitled to an incentive bonus equal to $1,000.00 for each $0.01 that Company exceeds year-end earnings per share of $0.75; plus

                        (iii) such additional amount as the Board of Directors of Company (or the Compensation and Stock Option Committee thereof) may determine in its sole discretion.

For purposes of the above incentive bonuses, "year-end earnings per share" means Company's year-end earnings per share as reported in Company's SEC Form 10-K for fiscal year ended December 31, 1997.

                    1.2 For Fiscal Years After 1997.  Executive's bonus for each
                        ---------------------------

fiscal year after 1997 will be based on corporate performance and other criteria specifically identified for the Executive by the Board of Directors of CTS (or the Compensation and Stock Option Committee thereof).

               2.   Additional  Stock  Option  Grants.  In addition to the stock
                    ---------------------------------
options described in Section 3.3 of the Employment Agreement, the Board of Directors of CTS (or the Compensation and Stock Option Committee thereof) may grant additional stock options to Executive in such amounts, at such exercise price, under such vesting schedule, and pursuant to such additional terms as it may determine in its sole discretion.

                                    EXHIBIT B

                   OFFICER NONQUALIFIED STOCK OPTION CONTRACT


                            (1996 STOCK OPTION PLAN)


               THIS NONQUALIFIED STOCK OPTION CONTRACT entered into as of February 19, 1997 between CELLULAR TECHNICAL SERVICES COMPANY, INC., a Delaware corporation (the "Company"), and WILLIAM C. ZOLLNER (the "Optionee"). The Company and Optionee hereby agree as follows:

                  I. The Company, in accordance with the allotment made by the Compensation and Stock Option Committee of the Board of Directors of Company (the "Committee") and subject to the terms and conditions of the 1996 Stock Option Plan of the Company (the "Plan"), hereby grants to the Optionee an option to purchase an aggregate of 300,000 shares of the common stock, $.001 par value per share, of the Company ("Common Stock") at an exercise price of $11.375 per share, being at least equal to the fair market value of such shares of Common Stock on the date hereof. This option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  II. The term of this option shall be ten (10) years from the date hereof, subject to earlier termination as provided in the Plan. However, this option shall not be exercisable until the completion of one full year of Optionee's employment with the Company after the date hereof, on which date this option shall become exercisable as to 20% of the total number of shares of Common Stock subject hereto, and after which date this option shall become exercisable as to an additional 20% of such shares on each of the next four (4) successive anniversaries of such date. The right to purchase shares of Common Stock under this option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the option. In addition, this option shall become immediately exercisable in full upon a "Change of Control" (as defined below) of the Company during the term of this option or as otherwise provided in any employment agreement between the Optionee and the Company. Notwithstanding any of the foregoing: (a) Optionee may not exercise this option beyond the date that Optionee's employment relationship with the Company terminates, except as otherwise provided in the Plan or in any employment agreement between the Optionee and the Company, and (b) in no event may a fraction of a share of Common Stock be purchased under this option. For purposes of this Contract, a "Change of Control" shall mean and be deemed to exist if any of the following events occur:

                  i) the occurrence of a change of "control" of Company (as such quoted term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended from time to time (the "Act")) or any change in the "ownership or effective control" or in the "ownership of a substantial portion of the assets" of Company (as such quoted phrases are used in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended from time to time (the "Code")); or

                  ii) any "person" (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company, becomes the "beneficial owner" (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 25% or more of either: (A) Company's then-outstanding shares of voting common stock ("Outstanding Company Common Stock"), or (B) the combined voting power of the then-outstanding voting securities of Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities"); or

                  iii) the following persons (collectively, the "Incumbent Board") cease for any reason to constitute a majority of the Board of Directors of Company: (A) individuals who, as of the date hereof, constitute the Board of Directors, and (B) individuals who become members of the Board of Directors after the date hereof whose election, or nomination for election by Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Board of Directors, but excluding, for this purpose, any director designated by a person who has entered into an agreement with Company to effect a transaction described in this definition of Change of Control or whose initial election or appointment to the Board of Directors occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a- 11 promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the directors then comprising the incumbent Board of Directors; or

                  iv) the approval by Company's shareholders of any merger, consolidation, or other business combination involving Company, other than a merger, consolidation, or other business combination with respect to which, immediately following such business combination: (A) all or substantially all of the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities outstanding immediately prior thereto, are the beneficial owners of at least 60% of, respectively, the shares of voting common stock of the surviving entity, and the combined voting power of the voting securities of the surviving entity entitled to vote generally in the election of directors, outstanding immediately after such business combination in substantially the same proportion as their ownership in the Company immediately prior to such business combination, (B) no "person" (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company or the surviving entity, is the "beneficial owner" (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 25% or more of either the then-outstanding shares of voting common stock of the surviving entity or the combined voting power of the then-outstanding voting securities of the surviving entity entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the surviving entity were members of the Incumbent Board at the time of the execution of the initial agreement providing for such business combination; or

                  v) the approval by Company's shareholders of any sale, exchange, or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of Company, other than to a corporation with respect to which, immediately following such disposition:
(A) all or substantially all of the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities outstanding immediately prior thereto, are the beneficial owners of at least 60% of, respectively, the shares of voting common stock of such corporation, and the combined voting power of the voting securities of such corporation entitled to vote generally in the election of directors, outstanding immediately after such disposition in substantially the same proportion as their ownership in the Company immediately prior to such disposition, (B) no "person" (as such quoted term is used in Sections 3(a)(9), 13(d), and/or 14(d)(2) of the Act) other than the Company, any entity controlled by the Company, or any employee benefit plan (or trust) sponsored or maintained by the Company or such corporation, is the "beneficial owner" (as such quoted term is used in Rule 13d-3 promulgated under the Act), directly or indirectly, of 25% or more of either the then-outstanding shares of voting common stock of such corporation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such disposition; or

                  vi) the approval by the shareholders of Company of any plan or proposal for liquidation or dissolution of Company.

Notwithstanding anything to the contrary, if a Change of Control occurs and if the Optionee's employment relationship with the Company is terminated prior to the date on which the Change of Control occurs, then a "Change of Control" shall be deemed to have occurred on the date immediately prior to the date of such termination, so long as Optionee can reasonably demonstrate that such termination: (A) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control, or (B) otherwise arose in connection with or anticipation of the Change of Control.

                III. This option shall be exercised by giving written notice to the Company, at its address identified on the signature page below, stating that the Optionee is exercising the option hereunder, specifying the number of shares being purchased, and accompanied by payment in full of the aggregate purchase price therefor: (a) in cash or by certified check, (b) with previously acquired shares of Common Stock which have been held by the Optionee for at least six months, or (c) a combination of the foregoing.

                IV. The Company may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

                V. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of this option shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only, and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the sale of shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act.

                VI. Notwithstanding anything herein to the contrary, if at any time the Committee shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                VII. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to: (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act; or (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock.

                VIII. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, any Parent or its Subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

                IX. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representatives.

                X. All notices hereunder by either party shall be given by personal delivery, by sending such notice by U.S. certified mail, postage prepaid, or by a reputable courier service, fees prepaid, to the other party at its address identified on the signature page below. Any notice given in accordance with this section shall be effective as of the date of receipt or attempted delivery (if receipt is refused), as the case may be. Each party may change its address for notice purposes upon written notification thereof to the other party in accordance with this section.

                XI. The Company and the Optionee agree that: (a) they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof; (b) any undefined capitalized term used herein shall have the meaning ascribed to it in the Plan;
(c) in the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern; (d) the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan; and (e) Optionee shall comply with all applicable laws relating to the Plan and the grant and exercise of this option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and "blue sky" laws.

                XII. This Contract shall be: (a) governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof; and (b) binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled to the Optionee's rights hereunder. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision.

EXECUTED as of the date first set forth above.

OPTIONEE:                                                   CTS:
--------                                                    ---
                                       CELLULAR TECHNICAL SERVICES COMPANY, INC.
------------------------------         By---------------------------------------
Signature
WILLIAM C. ZOLLNER
------------------------------         -----------------------------------------
Print Name                             Print Name
------------------------------         -----------------------------------------
Social Security Number                 Title
Optionee's Address for Notices:        CTS's Address for Notices:
------------------------------         -------------------------
------------------------------         2401 Fourth Avenue, Suite 808
------------------------------         Seattle, Washington  98121
------------------------------         Attention: Chief Financial Officer


Attachments:
------------

1996 Stock Option Plan

                                    EXHIBIT C

[GRAPHIC OMITTED]                         EMPLOYEE AGREEMENT REGARDING
                               Intellectual Property and Proprietary Information
--------------------------------------------------------------------------------

         IN CONSIDERATION of my employment or my continued employment at will by Cellular Technical Services Company, Inc. and/or any of its partners, subsidiaries, or affiliated companies (hereinafter collectively referred to as the "Company"), and in further consideration of the Company's award to me, while employed by the Company, of an inventor's honorarium for the specific assignment to the Company of each original U.S. Patent Application:

         A. I hereby assign and agree to assign to the Company, all my right, title and interest in and to all inventions, discoveries, improvements, ideas, computer or other apparatus programs and related documentation, and other works of authorship (hereinafter each and collectively designated "Intellectual Property"), whether or not capable of registration under applicable patent or copyright laws or susceptible to other forms of protection, which during the period of my employment by the Company I may make or create, solely or jointly with others, in whole or in part, either:

                  1.       in the course of such employment, or

                  2. relating to the business or research or development of the Company, or

                  3.       with  the  use  of  the  time,  material,  equipment,
                           supplies, or facilities of the Company, or its private proprietary, confidential or trade secret information.

         This Agreement does not apply to an invention for which no equipment, supplies, facilities, or private, proprietary, confidential or trade secret information of the Company was used and which was developed entirely on my own time, unless (a) the invention related (i) directly to the business of the Company, or (ii) to the Company's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by me for the Company.

         B.       I further agree, without charge to the Company:

                  1.        to  disclose   promptly  to  the  Company  all  such
                            Intellectual Property,

                  2. to promptly, at the request of the Company, execute a specific assignment to the Company of all right, title and interest to such Intellectual Property, including without limitation priority rights arising from patent applications, and

                  3. to do anything else reasonably necessary to enable the Company to secure patents, copyrights or other forms of protection for such Intellectual Property in the United States and in other countries.

         C. I acknowledge and agree that in performing my responsibilities as an employee of the Company, I will have access to information regarding equipment, devices, software, designs, research know- how, processes, technical data and other technology, customers, marketing and production plans and strategies, payroll and other financial information and administrative information, and other information (collectively the "Information"), pertaining to the Company's business or its actual or anticipated research or development (collectively the "Business"), which the Company considers confidential and proprietary. Therefore, in order to protect the legitimate business interests of the Company in such Information, I agree as follows:

                  1. During the term of my employment with the Company and for a period of five (5) years following the termination thereof, I will hold in strictest confidence all Information of the Company of which I become aware in the course of my employment, regardless of the form of such Information, e.g., oral, written, electronic, or otherwise. During this period, I will treat all such Information as secret and confidential, but in any event with no less care than that which a reasonable person or business would utilize with respect to trade secrets or highly confidential information. In particular, I will:

                           a. restrict disclosure of the Information solely to those employees of the Company with a "need to know" and not disclose the Information to any other person or entity without prior written authorization of the Company;

                           b. insure the proper safekeeping of the Information and timely and complete disposition or destruction of materials; and

                           c. not use the Information for my own benefit or the benefit of others, or engage in conduct which is competitive with the Business.

                           For purposes of this Agreement, a "need to know" means that the employee requires access to the
                           Information in order to perform his or her responsibilities as an employee of the Company.

                  2. Notwithstanding the above, I will have no obligation to preserve the confidentiality or honor the restriction on use in Paragraph 1, above, as to any Information which becomes part of the public domain by other than an unauthorized disclosure or through my fault. I agree that I will have the burden of proving the existence of the exception to confidentiality described in this Paragraph 2.

                  3. All information shall be deemed and remain the property of the Company.

                  4. If I am required to disclose the Information by a legal or regulatory action, then I will immediately notify the Company in such time as to permit the Company to intervene or contest such disclosure.

                  5. I agree to indemnify the Company and hold it harmless from any and all claims, judgments, damages, losses, costs, and expenses, including attorney's fees, resulting from any publication, disclosure, or use by me in violation of this Agreement.

         D.       I further agree that the various provisions of this Agreement:

                  1. shall be interpreted in accordance with Washington law,

                  2.       shall   be   binding   upon  my   heirs,   executors,
                           administrators, successors and assigns,

                  3. shall be deemed separable from each other, and the invalidity of one provision shall not affect the validity of any other provision,

                  4. shall not be deemed to provide or imply the duration or other terms and conditions of my employment, and



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


                  5. shall not be modified, supplemented, or altered except by a writing signed by both parties to this Agreement.
         E. In the event of a breach or threatened breach of this Agreement, the parties shall be entitled to injunctive relief and all other remedies provided by law. In the event of a dispute regarding this Agreement, the prevailing party shall be entitled to recover all attorney's fees and related expenses incurred, including those incurred on appeal.

         F. The masculine, feminine, singular and plural of any word or words used in this Agreement shall be deemed to include and refer to the gender and number appropriate in the context.

         G. I hereby acknowledge having on this day received a copy of this Agreement.


EMPLOYEE:                                                   COMPANY:
--------                                                    -------

William C. Zollner,                    Cellular Technical Services Company, Inc.
------------------
President & Chief Operating Officer    2401 Fourth Avenue, Suite 808
-----------------------------------
Employee name and title                Seattle, WA  98121

/s/ William C. Zollner      2/19/97    By  /s/ Lynne Sederholm
-----------------------------------        -------------------
Employee signature and date
                                       Its  Human Resources Manager

                                       Date  /s/ 2/20/97
                                             -----------





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